UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 27, 2009

(Date of Earliest Event Reported)

Clarient, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22677	75-2649072
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

31 Columbia, Aliso Viejo, California		92656
(Address of Principal Executive Offices)		(Zip Code)

(949) 425-5700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement.

Extension of Maturity of Gemino Credit Agreement

On January 30, 2009, Clarient, Inc. (the “Company”) entered into a First Amendment to Credit Agreement (“First Amendment”) with Gemino Healthcare Finance, LLC (“Gemino”), which amendment amended the Credit Agreement dated July 31, 2008 between the Company and Gemino (as amended, the “Gemino Agreement”).  The Gemino Agreement continues to provide a revolving credit facility under which the Company may borrow up to $8.0 million from Gemino, secured by the Company’s accounts receivable and related assets, (the “Gemino Facility”).  The First Amendment extended the maturity of the Gemino Facility to February 27, 2009 (subject to acceleration if an event of default occurs) to allow the Company to complete the refinancing of all of its credit facilities.  Indebtedness under the Gemino Facility would have become due on January 31, 2009.  The First Amendment also extended the time by which the Company may extend or refinance its existing credit facilities with Comerica Bank and Safeguard Delaware, Inc. as a condition for the automatic extension of the maturity of the Gemino Facility to January 31, 2010.  No other terms or conditions of the Gemino Facility were amended by the First Amendment.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Extension of Maturity of Comerica Loan Agreement

On January 27, 2009, the Company entered into a Fourth Amendment to Amended and Restated Loan Agreement (“Fourth Amendment”) with Comerica Bank, which amendment amended the Amended and Restated Loan Agreement between the Company and Comerica Bank dated February 28, 2008, as previously amended on March 14, 2008, March 21, 2008 and July 31, 2008 (as amended by the Fourth Amendment, the “Comerica Loan Agreement”). The Comerica Loan Agreement continues to provide a credit facility consisting of a $9.0 million revolving line of credit and a $2.3 million letter of credit (“Comerica Facility”).  The Fourth Amendment extended the maturity of the Comerica Facility to March 31, 2009 (subject to acceleration if an event of default occurs) to allow the Company to complete the refinancing of all of its credit facilities.  Indebtedness under the Comerica Facility would have become due on February 26, 2009.  No other terms or conditions of the Comerica Facility were amended by the Fourth Amendment.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits

d.                                       Exhibits

Exhibit Number	Description

Exhibit 10.1	First Amendment to Credit Agreement dated January 30, 2009, by and among Clarient, Inc., Clarient Diagnostic Services, Inc., ChromaVision International, Inc. and Gemino Healthcare Finance, LLC.
Exhibit 10.2	Fourth Amendment to Amended and Restated Loan Agreement dated January 27, 2009, by and between Clarient, Inc. and Comerica Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clarient, Inc.

Date: February 2, 2009	By:	/s/ Raymond J. Land
	Name:	Raymond J. Land
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	First Amendment to Credit Agreement dated January 30, 2009, by and among Clarient, Inc., Clarient Diagnostic Services, Inc., ChromaVision International, Inc. and Gemino Healthcare Finance, LLC.
Exhibit 10.2	Fourth Amendment to Amended and Restated Loan Agreement dated January 27, 2009, by and between Clarient, Inc. and Comerica Bank.